Dreyfus
Variable
Investment Fund,
Zero Coupon
2000 Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Variable Investment Fund -- Zero Coupon 2000 Portfolio. For its 12-month reporting period ended December 31, 1997, the Portfolio produced a total return of 7.01%* compared to 7.51% for the Merrill Lynch U.S. Treasury Coupon 3-Year Strips Index.** Income dividends paid from net investment income during the period amounted to $0.691 representing a distribution rate per share of 5.56%.***

The Economy
   Virtually ideal economic conditions have prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic:
Government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, given the problems emanating from Asia, how long can this economic nirvana continue?

   Federal Reserve Board (the "Fed") Chairman Alan Greenspan has talked publicly about our tight labor markets and the chance that they could cause inflation. This expectation should wane as world events put it to rest. Conventional thinking views the low unemployment rate as a sign that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures. The gradual squeeze on profit margins generated by cheaper imports could keep these pressures in check for a long time.

   The inflation indicators have also been well behaved and are on their way to getting better. The Producer Price Index had an unprecedented series of seven straight monthly declines over 1997. In 1998 this trend could continue; given what is happening to commodity prices, this may be highly likely. The Consumer Price Index rose at an annual rate of 1.8% for the year, compared to a 3.4% rise in 1996. Assuming that asset prices are likely to decline, this figure could also get better in 1998. Given what is occurring in Asia, one could ask if the problem won't be deflation rather than inflation.

   Countries in crisis tend to put money into solving problems in ways that exacerbate the very problems that cause the crisis. In Asia, the first problem appears to be overcapacity. The response has been to ease monetary policy to stimulate growth, but the result may only be to stimulate more capacity. Japan is a perfect example of this strategy. Japanese short-term interest rates are down to less than half a percentage point. The Japanese economy looks no better now than it did six months ago. In fact, since a large percentage of Japanese exports go to other Asian countries that are currently embroiled in problems, the prognosis looks dire. It is not unrealistic to assume that world growth, pricing power, and inflation will all turn down.

Market Environment
   The most underallocated sector in fixed income is the Treasury market. Domestic bond participants have favored spread products over Treasuries.
Our belief is that people will shift their credit risk exposure back to Treasuries. Some of the other positive technicals for Treasuries remain and continue to grow. To list a few: a lower budget deficit, reduced supply, higher yields than most other developed countries, a strong dollar, and the "Asian crisis" (which should not be underestimated). Asia represents approximately one-third of the world's GDP. This has been severely hampered. The Asian countries will need to export their goods rapidly, which means extreme price pressure. In short, asset prices will come under pressure. U.S. Treasury securities already yield approximately 4% more than their Japanese counterparts with comparable maturities.

   Realizing that the Fed will not want to tighten in a declining asset price environment, the market will start, in our opinion, to price in an ease.

Portfolio Overview
   The Portfolio's slight underperformance last year relative to its benchmark can be attributed primarily to two factors. First, during the early part of 1997 the Portfolio's duration was below that of the benchmark, which resulted in underperformance in last year's declining interest rate environment. Duration was shifted in May and we currently are maintaining a duration of 3.23 years. This duration (which is longer than the index) reflects our continued outlook for lower rates. This lengthening in the duration had a positive impact on the Portfolio as rates further declined during the year. Positioning on the yield curve has been to emphasize the 5-year maturity sector whenever possible. We believe the 5-year area will benefit more than other sectors, if a slowdown in growth does indeed manifest itself (the primary reasoning for this is that as mortgage prepayment fears, the 5-year treasury is purchased to hedge against early prepayment). We have used 5-year Treasury futures to give us the 5-year exposure.

   The second factor contributing to the slight underperformance was the Portfolio's position in Columbia Healthcare. We wrote in our last letter that we sold our position in Columbia Healthcare. This security started to underperform as news began to unfold about medical "overbilling." Our decision to sell was difficult, but turned out to be the correct and timely one. The news that followed shortly after our sale caused this security and Columbia securities in general to dramatically fall in price. Although we made the sale before the major news unfolded, this security had declined in price prior to our sale, reducing overall portfolio returns.

   We have written in the past that we are emphasizing zero coupon issues over coupon bearing instruments. This strategy fit well with our optimism for lower interest rates. Zero coupon securities have longer durations than comparable maturity coupon securities, and do not have reinvestment rate risk (because they do not receive any coupon payments, there is no interest reinvested at lower rates). We have primarily favored agency zero coupons in the Portfolio. Corporate zero coupons are more difficult to find, and the corporate market itself has come under pressure (see above). At times, however, special situations do arise.

   The additions to the Portfolio since June 1997 follow the above themes. We purchased what we would call a special situation; New Jersey came to market with a zero coupon issue that, in our opinion, the market was undervaluing. We were correct in our evaluation, as this security has performed nicely for the Fund by tightening in spread to Treasuries. We also increased our agency holdings with the following securities: FNMA 0%, TVA 0%, and FICO 0%. Agencies, and spreads in general, began widening in August, and government agencies were not exempt to this widening (the fear in the marketplace was that Asian investors would sell their holdings in agencies to repatriate needed money).

   As always, we will continue to look for attractive investment opportunities, and adjust the Portfolio as market conditions change.

                                                     Sincerely,

                                                     [GRAPHIC OMITTED]

                                                     Gerald E. Thunelius
                                                     Senior Portfolio Manager

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: BLOOMBERG. The Merrill Lynch U.S. Treasury Coupon 3-Year Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio  December 31, 1997
-------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
       INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO AND THE MERRILL LYNCH
                     U.S. TREASURY COUPON 3-YEAR STRIPS INDEX

                                     Dollars
                                [LINE GRAPH OMITTED]

$20,006
Dreyfus
Variable Investment
Fund, Zero Coupon
2000 Portfolio

$17,860
Merrill Lynch
U.S. Treasury Coupon
3-Year Strips Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns

-------------------------------------------------------------------------------
 One Year Ended               Five Years Ended         From Inception (8/31/90)
December 31, 1997             December 31, 1997          to December 31, 1997
___________________          ___________________       ________________________

        7.01%                        7.46%                        9.91%

-------------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Merrill Lynch U.S. Treasury Coupon 3-Year Strips Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Merrill Lynch U.S. Treasury Coupon 3-Year Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio


-------------------------------------------------------------------------------
Statement of Investments                                                                          December 31, 1997

                                                                                             Principal
Bonds and Notes--99.9%                                                                         Amount             Value
-------------------------------------------------------------------------------           ---------------      ------------

                  Foreign--2.5%  Deutsche Bank AG,

                                    Medium-Term Notes, Zero Coupon, 2000.......             $  1,000,000        $   882,362
                                                                                                                -----------

          Municipal Bonds--3.6%  New Jersey Economic Development Authority,
                                    State Pension Funding Bonds, Ser. 1997B,

                                    Zero Coupon, 2001..........................                1,500,000          1,250,085
                                                                                                                -----------

       U.S. Government
                Agencies--86.4%  Chattanooga Valley,
                                    Secured First Mortgage, Zero Coupon, 1/1/2000                176,000            156,429
                                 FACO Coupon Strips,
                                    Ser. 97-1, Zero Coupon, 7/21/2000..........                4,743,000          4,083,941
                                 FICO Coupon Strips:
                                    Ser. 1, Zero Coupon, 11/11/2000............                1,132,000            956,160
                                    Ser. 15, Zero Coupon, 9/7/2001.............                2,500,000          2,017,915
                                 Federal Home Loan Mortgage,
                                    Principal Strips:
                                       Zero Coupon, 5/15/2000..................                5,000,000          4,360,878
                                       Zero Coupon, 5/15/2000..................                1,000,000            872,200
                                 Federal National Mortgage Association:
                                    Medium-Term Note Coupon Strips:
                                       Zero Coupon, 2/7/2001...................                1,338,000          1,117,419
                                       Zero Coupon, 4/8/2001...................                5,500,000          4,547,502
                                       Zero Coupon, 7/24/2001..................                1,227,000            996,902
                                    Principal Strips,
                                       Zero Coupon, 8/7/2001...................                6,000,000          4,863,983
                                 Tennessee Valley Authority:
                                    Coupon Strips, Zero Coupon, 11/1/2000......                3,000,000          2,547,219
                                    Principal Strips, Zero Coupon, 11/1/2000...                4,500,000          3,821,683
                                                                                                                -----------
                                                                                                                 30,342,231
                                                                                                                -----------

          U.S. Government--7.4%  U.S. Treasury Principal Strips,
                                    Zero Coupon, 11/15/2000....................                3,050,000          2,597,483
                                                                                                                -----------
                                 TOTAL BONDS AND NOTES
                                   (cost $34,722,699)..........................                                 $35,072,161
                                                                                                                ===========





Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Statement of Investments (continued)                                                         December 31, 1997

                                                                                       Principal
Short-Term Investments--.2%                                                              Amount            Value
-------------------------------------------------------------------------------

          U.S. Treasury Bills:   5.19%, 1/22/1998..............................       $  45,000 (a)      $    44,868
                                 5.08%, 3/12/1998..............................          40,000 (a)           39,601
                                                                                                         -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $84,469)..............................                          $    84,469
                                                                                                         -----------
                                                                                                         -----------
TOTAL INVESTMENTS (cost $34,807,168)...........................................          100.1%          $35,156,630
                                                                                        -------          -----------
                                                                                        -------          -----------
LIABILITIES, LESS CASH AND RECEIVABLES ........................................            (.1%)         $   (50,493)
                                                                                        -------          -----------
                                                                                        -------          -----------
NET ASSETS.....................................................................          100.0%          $35,106,137
                                                                                        -------          -----------
                                                                                        -------          -----------


Notes to Statement of Investments:

-------------------------------------------------------------------------------

(a) Held by custodian in a segregated account as collateral for open financial futures positions.


Statement of Financial Futures                                              December 31, 1997


                                                                   Market Value                      Unrealized
                                                                      Covered                       Appreciation
Financial Futures                                    Contracts     by Contracts      Expiration     at 12/31/1997
---------------                                     -----------    -------------    ------------   --------------
U.S. Treasury 5yr Note (Long)....................        90         $9,776,250        March `98        $18,906
                                                                                                       =======


                       See notes to financial statements.


Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                          December 31, 1997

                                                                                          Cost              Value
                                                                                        ------------      ------------
ASSETS:                       Investments in securities--See Statement of Investments    $34,807,168       $35,156,630
                              Receivable for futures variation margin--Note 5(a)                                17,578
                              Prepaid expenses and other assets................                                  1,560
                                                                                                          ------------
                                                                                                            35,175,768
                                                                                                          ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                 16,160
                              Cash overdraft due to Custodian..................                                 17,255
                              Payable for shares of Beneficial Interest redeemed                                10,247
                              Accrued expenses ................................                                 25,969
                                                                                                          ------------
                                                                                                                69,631
                                                                                                          ------------

NET ASSETS.....................................................................                            $35,106,137
                                                                                                          ============

REPRESENTED BY:               Paid-in capital..................................                            $35,020,788
                              Accumulated undistributed investment income--net..                                   458
                              Accumulated net realized gain (loss) on investments                             (283,477)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments (including $18,906 net unrealized

                                appreciation on financial futures)--Note 5(b)...                               368,368
                                                                                                          ------------
NET ASSETS.....................................................................                            $35,106,137
                                                                                                          ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                              2,853,480

NET ASSET VALUE, offering and redemption price per share.......................                                 $12.30
                                                                                                               =======

                       See notes to financial statements.


Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Statement of Operations                                                                  Year Ended December 31, 1997

INVESTMENT INCOME

INCOME                        Interest Income............................                                     $2,051,439


EXPENSES:                     Investment advisory fee--Note 4(a)..........              $ 147,516
                              Auditing fees..............................                  19,222
                              Custodian fees--Note 4(a)...................                 13,603
                              Prospectus and shareholders' reports.......                  11,039
                              Legal fees.................................                   1,280
                              Registration fees..........................                     958
                              Trustees' fees and expenses--Note 4(b)......                    867
                              Loan commitment fees--Note 3................                    564
                              Interest expense--Note 3....................                    305
                              Shareholder servicing costs................                     703
                              Miscellaneous..............................                   2,933
                                                                                        ---------
                                Total Expenses...........................                                        198,990
                                                                                                             -----------



INVESTMENT INCOME--NET....................................................                                     1,852,449
                                                                                                             -----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:

                              Net realized gain (loss) on investments....               $(314,048)
                              Net realized gain (loss) on financial futures                78,040
                                                                                        ---------
                                Net Realized Gain (Loss).................                                       (236,008)
                              Net unrealized appreciation (depreciation) on
                                investments (including $18,906 net unrealized
                                appreciation on financial futures).......                                        641,766
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     $  405,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $2,258,207
                                                                                                              ==========

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended             Year Ended
                                                                                      December 31, 1997       December 31, 1996
                                                                                      -----------------       -----------------
OPERATIONS:

   Investment income--net..................................................               $ 1,852,449          $  1,585,212
   Net realized gain (loss) on investments................................                   (236,008)              356,407
   Net unrealized appreciation (depreciation) on investments..............                    641,766            (1,096,022)
                                                                                         ------------          ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                  2,258,207               845,597
                                                                                         ------------          ------------

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net..................................................                (1,851,991)           (1,586,541)
   Net realized gain on investments.......................................                   (341,946)             (109,770)
                                                                                         ------------          ------------
      Total Dividends.....................................................                 (2,193,937)           (1,696,311)
                                                                                         ------------          ------------

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold..........................................                  7,185,361            13,887,331
   Dividends reinvested...................................................                  2,193,937             1,696,311
   Cost of shares redeemed................................................                 (6,133,188)           (5,228,437)
                                                                                         ------------          ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               3,246,110            10,355,205
                                                                                         ------------          ------------
         Total Increase (Decrease) in Net Assets..........................                  3,310,380             9,504,491

NET ASSETS:

   Beginning of Period....................................................                 31,795,757            22,291,266
                                                                                         ------------          ------------
   End of Period..........................................................                $35,106,137           $31,795,757
                                                                                         ============          ============
Undistributed investment income--net.......................................               $       458                --
                                                                                         ------------          ------------

                                                                                            Shares                Shares
                                                                                         ------------          ------------
CAPITAL SHARE TRANSACTIONS:

   Shares sold............................................................                    586,814            1,118,673
   Shares issued for dividends reinvested.................................                    179,780              137,813
   Shares redeemed........................................................                   (500,612)            (424,557)
                                                                                         ------------         ------------
      Net Increase (Decrease) in Shares Outstanding.......................                    265,982              831,929
                                                                                         ============         ============

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............      $12.29     $12.70      $11.39      $12.57      $11.77
                                                         --------   --------    --------    --------    --------

   Investment Operations:

   Investment income--net.............................        .69        .68         .69         .69         .79
   Net realized and unrealized gain (loss) on investments     .14       (.36)       1.31       (1.18)        .96
                                                         --------   --------    --------    --------    --------
   Total from Investment Operations..................         .83        .32        2.00        (.49)       1.75
                                                         --------   --------    --------    --------    --------

   Distributions:

   Dividends from investment income--net..............       (.69)      (.68)       (.69)       (.68)       (.78)
   Dividends from net realized gain on investments...        (.13)      (.05)       --          (.01)       (.17)
                                                         --------   --------    --------    --------    --------
   Total Distributions...............................        (.82)      (.73)       (.69)       (.69)       (.95)
                                                         --------   --------    --------    --------    --------
   Net asset value, end of period....................      $12.30     $12.29      $12.70      $11.39      $12.57
                                                         ========   ========    ========    ========    ========

TOTAL INVESTMENT RETURN..............................        7.01%      2.59%      17.95%      (3.91%)     15.19%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets...........         .61%       .66%        .68%       --           --
   Ratio of net investment income to average net assets      5.65%      5.54%       5.73%       6.04%       6.21%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation.         --         --          .03%       1.05%       2.43%
   Portfolio Turnover Rate...........................      200.54%     98.28%      49.43%       --        106.35%
   Net Assets, end of period (000's Omitted).........     $35,106    $31,796     $22,291     $10,913      $5,696


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


NOTE 2--Significant Accounting Policies:

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations, including U. S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $258,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. The carryover does not include net realized securities losses from November 1, 1997 through December 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997, was approximately $5,500, with a related weighted average annualized interest rate of 5.57%.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the Series' average daily net assets and is payable monthly.

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1997, the Series was charged $122 pursuant to the transfer agency agreement.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997, the Series was charged $13,603 pursuant to the custody agreement.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1997, amounted to $64,045,326 and $65,950,366, respectively.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.

   (b) At December 31, 1997, accumulated net unrealized appreciation on investments and financial futures, was $368,368, consisting of $393,208 gross unrealized appreciation and $24,840 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     [GRAPHIC OMITTED]

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.1115 per share as a long-term capital gain distribution of the $.1875 per share paid on September 2, 1997.

Dreyfus Variable Investment Fund,
Zero Coupon 2000 Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     119AR9712